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                                                                 EXHIBIT 99. (n)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement on Form N-2 of Eaton Vance New York Municipal Income Trust of our report, dated January 22, 1999, appearing in the Statement of Additional Information, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

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    Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999